UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 31, 2007 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1 –   Restricted Stock Unit Agreement for John J. Schiff, Jr., dated January 31, 2007

Exhibit 10.2 –   Restricted Stock Unit Agreement for James E. Benoski., dated January 31, 2007

Exhibit 10.3 –   Restricted Stock Unit Agreement for Jacob F. Scherer, Jr., dated January 31, 2007

Exhibit 10.4 –   Restricted Stock Unit Agreement for Kenneth W. Stecher, dated January 31, 2007

Exhibit 10.5 –   Restricted Stock Unit Agreement for Thomas A. Joseph, dated January 31, 2007

Exhibit 10.6 –  Form of Restricted Stock Unit Agreement for use under the Cincinnati Financial                  Corporation 2006 Stock Purchase Incentive Plan (service-based)

Exhibit 10.7 –  Form of Restricted Stock Unit Agreement for use under the Cincinnati Financial                  Corporation 2006 Stock Purchase Incentive Plan (performance-based)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: February 6, 2007	/s/ Kenneth W. Stecher
Kenneth W. Stecher
Chief Financial Officer, Executive Vice President, Secretary and Treasurer
(Principal Accounting Officer)